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                                                                    Exhibit 99.1

Slide 1
(logo): USA Interactive

Dara Khosrowshahi, EVP & CFO
U.S. Bancorp Piper Jaffray Technology & Communications Conference
August 7, 2002

Prepared 8/07/02 - Read important disclaimer(s)


Slide 2: Important

 This presentation contains forward looking statements relating to possible or assumed future results of USA. It reflects the current views of USA with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USA's Securities and Exchange Commission filings. Information contained herein about entities other than USA has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USA undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future. This presentation reflects estimates that USA is comfortable releasing to analysts and the public as of the date hereof.


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Slide 3: USA Interactive
Electronic Retailing
(logos) HSN, America's Store, Shop Channel, HSN.com, TVSN, Home Shopping
Europe

Information & Services
(logos) Ticketmaster, Match.com, Citysearch, Hotels.com, USA ECS,
Styleclick, Expedia, PRC, TV Travel Shop

Includes some companies majority or partially owned by USA.

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Slide 4: Fortune 500's Fastest Growing Company
$ in millions
103% Annual Actual Revenue Growth, 1996-2002B

USA Networks
                             1996         $75
USA Interactive
                             2001      $5,285
                            2002B      $5,200

USA was ranked #1 in 5-year revenue growth among Fortune 500 companies as of 4/15/02. Historical and budgeted data represents ownership of acquired companies from date of acquisition. Budgeted data is from USA budget as filed with the SEC on 1/29/02, updated for anticipated performance vs. budget as filed with the SEC on 7/24/02.

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Slide 5: EBITDA Growth
$ in millions
86% Annual Actual EBITDA Growth, 1996-2002B


USA Networks
                             1996         $19
USA Interactive
                             2001        $894
                            2002B        $792

Historical and budgeted data represents ownership of acquired companies from date of acquisition. Budgeted data is from USA budget as filed with the SEC on 1/29/02, updated for anticipated performance vs. budget filed with the SEC on 7/24/02.

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Slide 6: Shares Outstanding
17% Annual Actual Share Growth, 1996 - Today

USA Networks
                             1996    185 million
USA Interactive
                             2001    765 million
                            Today    448 million

Actual common basic shares outstanding, assuming the exchange of all outstanding exchangeable subsidiary equity in each period. Pro forma for stock splits.

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Slide 7: Net Cash & Investments
Today = $4.4 Billion
As of 6/30/02


1996
Net cash: ($270) million
Investments: $30 million

2001
Net cash: $580 million
Investments: $66 million

Today
Net cash: $2.3 billion
Investments: $2.1 billion


Source: USA public documents as filed with the SEC. Based on consolidated amounts. Amounts of cash, investments and debt are based on balance sheet carrying values, adjusted for present value of estimated taxes on Vivendi Universal Entertainment securities. Amount of preferred stock based on face value. See USA proxy filed in connection with the Vivendi transaction for additional information.

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

Slide 8: Where the World is Going
Revenue Through the Screen
Television and Internet Consumer-related Revenues (U.S.)

1995 - $47 billion
Advertising: 80%
Transactions: 11%
Subscriptions / Fees: 9%

2000 - $146 billion
Advertising: 41%
Transactions: 44%
Subscriptions / Fees: 15%

2005 - $316 billion
Advertising: 22%
Transactions: 66%
Subscriptions / Fees: 13%

Compiled as of 1/29/02. Includes financial services and online classifieds. Compiled estimates per MSDW, Jupiter, Shop.org, McCann Erickson, Zenith Media, Paul Kagan, Prudential, Furman Selz, PaineWebber, SSB, and Forrester.

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Slide 9: Huge Opportunity
$ in billions
Interactive Commerce - U.S. GTV

CAGR = 29%


                          1999    $42
                          2000    $64
                          2001    $87
                         2002E   $110
                         2003E   $137
                         2004E   $169
                         2005E   $207
                         2006E   $253

GTV defined as Gross Transaction Value. Source: Shop.org / BCG (5/01); PhocusWright (10/01); Comscore Networks (1/02); Jupiter (10/01, 11/01, 4/00, 10/00); compiled estimates as of 1/29/02, from various other Wall Street analysts and internal estimates. Includes B2C online commerce, online financial services and online classifieds.

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Slide 10: USA's Organic Share
Share of Interactive Commerce - U.S. GTV (Est.)


                          1999     6%
                          2000     7%
                          2001     7%
                         2002E     8%
                         2003E     8%
                         2004E     9%
                         2005E    10%
                         2006E    10%

Source: Shop.org / BCG (5/01); Comscore Networks (1/02); Jupiter (10/01, 11/01, 4/00, 10/00); compiled estimates as of 1/29/02 from various other Wall Street analysts and internal estimates. Includes B2C online commerce, online financial services and online classifieds. USA budget / estimates based on USA budget as filed with the SEC on 1/29/02 for 2002 and 2003 and internal estimates for 2004-2006.

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Slide 11: #8 in Online Reach
unique visitors in millions
Combined Home / Work Unique Visitors
June 2002

                            AOL   95.2
                            MSN   86.0
                          Yahoo   79.9
                    Terra Lycos   39.7
               About / Primedia   33.7
                         Google   33.6
                           eBay   33.0
                 USA Properties   29.2
                         Amazon   28.5
                 Classmates.com   23.9

Data for USA is from a comScore Media Metrix unranked custom entity report defined by USA, representing combined home / work unduplicated reach for all of USA's subsidiaries, and is compared to the comScore Media Metrix Top 100 Properties list.

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Slide 12: Multiple Categories
USA's Q2 2002 GTV

Travel: 50%
Ticketing: 35%
Merchandise: 14%
Personals: 1%

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Slide 13: Travel: Quickly Migrating Online
Online Penetration by Category - U.S.


2001
                            Air 15%
                            Car 13%
                          Hotel  7%
                  Cruise / Tour  2%

2007E
                            Air 28%
                            Car 24%
                          Hotel 16%
                  Cruise / Tour  7%

Based on GTV. Source: Jupiter research dated 5/02. Represents penetration for leisure and managed travel.

Prepared 8/07/02 - Read important disclaimer(s)


Slide 14: Ticketing: Online Success
Ticketmaster % Revenues Online

                           1999   13%
                           2000   25%
                           2001   32%
                         Q2 '02   43%

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Slide 15: Ticketing: The Opportunity
Ticket Universe - U.S. (Est.)

                       Concerts  Sports   Family  Arts
                       --------  ------   ------  ----
Unsold                    42%     56%      63%    61%
Box Office                26%     20%      24%    23%
Season Tickets             2%     19%      --      5%
Single Tickets            30%      6%      13%    11%
                                                          Total:
Capacity:                 62mm    265mm    50mm   108mm   485mm

Based on unaudited Ticketmaster estimates. Unsold tickets include opens (unsold TM tickets) and holds (unsold box office tickets).

Prepared 8/07/02 - Read important disclaimer(s)


Slide 16: HSN Mix & Margins

                                                                Product Mix
                      EBITDA Growth*   Gross Margin   Home Licensing    Other
               Q1 '01          4.7%           33.5%              37%       63%
               Q2 '01          4.9%           34.5%              35%       65%
               Q3 '01         -9.1%           34.3%              36%       64%
               Q4 '01          1.5%           33.9%              41%       59%
               Q1 '02         26.3%           35.5%              32%       68%
               Q2 '02         21.1%           38.4%              28%       72%

* As reported. 2002 growth amounts are pro forma for disengagement.

Prepared 8/07/02 - Read important disclaimer(s)


Slide 17: HSN.com
HSN.com % of HSN Revenues

                                 Q1 '00    1.3%
                                 Q2 '00    1.9%
                                 Q3 '00    2.6%
                                 Q4 '00    4.6%
                                 Q1 '01    5.4%
                                 Q2 '01    8.1%
                                 Q3 '01    8.8%
                                 Q4 '01    9.9%
                                 Q1 '02   10.8%
                                 Q2 '02   11.1%

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Slide 18: Personals: The Opportunity
Single Adults in U.S.

Has Tried Online Dating: 5%
Has Not Tried Online Dating: 95%

Source:  Strategic Research Co. Study for Match dated 11/01.

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Slide 19: New Personals Categories

(graphic) screen grabs of Expedia Caribbean Splash III and matchLive

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Slide 20: International
International % of Total
Q2 2002

HSN                        16%
Ticketmaster               20%
Hotels.com                 12%
Expedia                     7%

Data for Ticketmaster, Expedia and HSN represents gross transactions; data for Hotels.com represents revenue.

Prepared 8/07/02 - Read important disclaimer(s)


Slide 21: Leverage in All Areas

                           EBITDA Margin                   YTD '02:
                           -------------              $ Increase in EBITDA
                        YTD '01      YTD '02       per $ Increase in Revenue
                        -------      -------       -------------------------
HSN - U.S.                    13.8%       15.6%               $0.34
Ticketing                     20.9%       23.5%               $0.79*
Match.com                     16.2%       30.2%               $0.38
Hotels.com                    15.1%       14.8%               $0.14
Expedia                       16.4%       30.1%               $0.45
Operating Businesses          14.6%       17.7%               $0.31
USA Total                      9.9%       14.2%               $0.39
                              =====       =====               =====

* Based on USA budget for the full year 2002, this number would be $0.47.

Operating Businesses include HSN - U.S., Ticketing, Match.com, Hotels.com, Expedia, PRC and Corporate Overhead.

Prepared 8/07/02 - Read important disclaimer(s)

Slide 22: Significant Margin Expansion
EBITDA Margins

Operating Businesses
                                   1999   12.6%
                                   2000   12.6%
                                   2001   14.6%
                                   2002B  17.3%

Total Businesses

                                    1999   7.1%
                                    2000   7.2%
                                    2001   9.5%
                                   2002B  13.9%

Budgeted data is from USA budget as filed with the SEC on 1/29/02, updated for anticipated performance vs. budget as filed with the SEC on 7/24/02.

Prepared 8/07/02 - Read important disclaimer(s)


Slide 23: Growth Rates vs Multiples
Select Interactive Companies

                          2000-2003E      2003E      Q2 Cash EPS
                        Cash EPS CAGR   Multiple       Growth
                        -------------   --------     -----------
Amazon                             NM        47x            NM
eBay                              56%        47x            60%
Yahoo!                            83%        49x            83%
USA                               58%        31x           122%

Other companies' projections based on U.S. Bancorp Piper Jaffray analyst estimates. All results pro forma. USA budgeted data based on USA budget as filed with the SEC on 1/29/02, adjusted to include Vivendi's 56.6 million shares in USA's share count.

Prepared 8/07/02 - Read important disclaimer(s)


Slide 24: Historical Price Performance

Graph showing relative performance of USAI, an Entertainment Index, and the Nasdaq from January 1997 through May 2002

Source: MSN Moneycentral. Comparative index describes relative price performance over time. Date range is from closing of HSN / Silver King merger to 7/17/02.

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Slide 25: Conclusion

Clear Strategy
Strong Growth Prospects
Great Operating Leverage
Flexible Balance Sheet
Proven Track Record
Unique & Leading Positions
Compelling Valuation

Prepared 8/07/02 - Read important disclaimer(s)


Slide 26: Important


This presentation refers to budgeted data from the USA budget as filed with the Securities and Exchange Commission on January 29, 2002, updated for anticipated performance versus budget as filed (in USA's Q2 2002 earnings release) with the Securities and Exchange Commission on July 24, 2002.
Throughout this document, "EBITDA" for USA and its subsidiaries refers to "Adjusted EBITDA" as defined herein.
Adjusted EBITDA, also referred to as EBITDA, is defined as operating income plus (1) depreciation and amortization, (2) amortization of cable distribution fees, (3) amortization of non-cash distribution, marketing, and compensation expense, and (4) disengagement related payments to cable operators, marketing expenses and sales rebates. Cash EPS defined as cash net income divided by fully diluted, treasury method shares outstanding. Cash net income is defined as net income available to common shareholders plus (1) amortization of non-cash distribution and marketing expense, (2) non-cash compensation expense, and (3) amortization of goodwill (in 2001) and intangibles, net of related tax minority interest expense. Excludes non-recurring items, including restructuring charges.

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Slide 27
(logo): USA Interactive

Engages worldwide in the business of interactivity via the Internet, the television and the telephone.

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Slide 28
(logo): USA Interactive

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